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                                                                   EXHIBIT 10.44

                                 "ADDENDUM #20"

THIS AGREEMENT, made as of June 30, 2004, by and between WEST RENTALS, INC., party of the first part as "LESSOR", said party being of the City of Wheeling, Ohio County, West Virginia, and VALLEY NATIONAL GASES, INC., party of the second part, as "LESSEE".

NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements hereinafter set forth, the parties hereto do hereby covenant and agree as follows:

      1) This Agreement is an addendum to and as well amends and modifies the Master Lease as well as any and all other addenda leases or contracts relative to the Phillipsburg, Pennsylvania property subject hereof by and between LESSOR and LESSEE and all prior Addenda and amendments thereto (collectively "Lease").

      2) For and in consideration of the payment of Seventy-five Thousand Two Hundred Dollars ($75,200.00) by LESSOR to LESSEE, as of July 1, 2004, the Lease will be terminated as to the Phillipsburg, Pennsylvania property, LESSOR will have total possession thereof, and LESSEE will have no further rights or obligations with respect thereto, including especially but not limited to any further obligation for the payment of rent.

      3) Except as amended and modified by this Addendum #20, the Lease will continue in full force and effect, fully binding on the parties hereto, their successors and assigns.

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      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed and delivered by their authorized officers and agents with full authority therefore as of the day and year first above written.

WITNESSETH:

                                       WEST RENTALS, INC. LESSOR

/s/ Phyllis J. West                    By:  /s/  Gary E. West
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                                       Its: President

                                       VALLEY NATIONAL GASES, INC. LESSEE

/s/ Lynn S. Anderson                   By:  /s/  W A Indelicato
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                                       Its: Chief Executive Officer

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